Exhibit 10.61

REGISTRATION RIGHTS AGREEMENT

This Registration Rights Agreement (the “Agreement”) is made and entered into as of this 12th day of September, 2003 by and among Antares Pharma, Inc. a Minnesota corporation (the “Company”), and Eli Lilly and Company, an Indiana corporation (the “Holder”).

WHEREAS, the Company and the Holder are entering into that certain License Agreement of even date herewith, pursuant to which the Company and the Holder will collaborate on the development of a needle-free injection device and the Holder will have marketing rights in the Territory to such device, all as provided for in the License Agreement; and

WHEREAS, the Company and the Holder are also entering into a separate Warrant Agreement, of even date herewith, pursuant to which the Company is granting to the Holder a Warrant to acquire 1,000,000 shares of the Company’s common stock, $.01 par value, at an exercise price of $3.776, exercisable over a ten (10) year period; and

WHEREAS, the Holder wishes to have the ability, upon exercise or conversion and/or thereafter, to register such shares for sale to members of the public;

THEREFORE, the Company and the Holder hereby agree as follows:

1. Certain Definitions.

Capitalized terms not otherwise defined herein shall have the meanings ascribed thereto in the License Agreement. As used in this Agreement, the following terms shall have the following meanings:

“Affiliate” means, with respect to any person, any other person which directly or indirectly controls, is controlled by, or is under common control with, such person.

“Availability Date” has the meaning as set forth in Section 3(k) of this Registration Rights Agreement.

“Business Day” means a day, other than a Saturday or Sunday, on which banks in New York City are open for the general transaction of business.

“Common Stock” shall mean the Company’s common stock, par value $0.01 per share, and any securities into which such shares may hereinafter be reclassified.

“Demand Date” shall mean the date on which the Holder makes a demand on the Company pursuant to Sections 2(a) or 2(b) of this Registration Rights Agreement to cause the designated Registrable Securities to be registered in accordance with the provisions contained herein.

“Filing Deadline” shall mean the date that falls forty-five (45) days after the Demand Date.

“Prospectus” shall mean the prospectus included in any Registration Statement, as amended or supplemented by any prospectus supplement, with respect to the terms of the offering of any portion of the Registrable Securities covered by such Registration Statement and by all other amendments and supplements to the prospectus, including post-effective amendments and all material incorporated by reference in such prospectus.

“Register,” “registered” and “registration” refer to a registration made by preparing and filing a Registration Statement or similar document in compliance with the 1933 Act (as defined below), and the declaration or ordering of effectiveness of such Registration Statement or document.

“Registrable Securities” shall mean (i) the Warrant Shares; and (ii) all additional shares issued or issuable to the Holder pursuant to the terms of the Warrant Agreement with respect to, or in exchange for, the Warrant Shares or other Registrable Securities.

“Registration Statement” shall mean any registration statement of the Company filed under the 1933 Act or under the “blue sky” laws of the appropriate state jurisdictions, as applicable, that covers the resale of any of the Registrable Securities pursuant to the provisions of this Agreement, amendments and supplements to such Registration Statement, including post-effective amendments, all exhibits and all material incorporated by reference in such Registration Statement.

“SEC” means the U.S. Securities and Exchange Commission.

“1933 Act” means the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder.

“1934 Act” means the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.

“Warrants” means warrants to purchase shares of Common Stock issued to the Holder pursuant to the Warrant Agreement.

“Warrant Shares” means the shares of Common Stock issuable upon the exercise or conversion of the Warrants pursuant to the terms of the Warrant Agreement.

2. Registration.

(a) Ordinary Demand.

The Holder shall be entitled, at any time and from time to time, to make a written demand that the Company prepare and file with the SEC one Registration

Statement on Form S-3 (or, if Form S-3 is not then available to the Company, on such form of registration statement as is then available to effect a registration for resale of the Registrable Securities), covering the resale of some or all of the Registrable Securities, and the Company shall, as soon as possible, but in any event no later than the Filing Deadline, file said Registration Statement with the SEC. The Holder shall specify the number and type (if applicable) of Registrable Securities that it wishes to have registered, and note any jurisdictions in which it wishes to sell or offer to sell the Registrable Securities for purposes of determining “blue sky” compliance. The Company shall have no obligation to file a registration statement pursuant to this section of the Registration Rights Agreement more than two times (2) per calendar year, but in no event will Lilly be entitled to more than 10 registrations per this section during the term of the Agreement. . The Company shall use its reasonable best efforts to obtain from each person who has piggyback registration rights a waiver of those rights with respect to a Registration Statement filed pursuant to this section.

The Company shall provide a copy of the proposed Registration Statement to the Holder at least five (5) Business Days before the date on which the Company files the Registration Statement, and the Holder shall have the right to cause the Company to revise solely such portions of the Registration Statement as discuss the Holder, and the Holder shall in no way have the right to revise any other portions of the Registration Statement.

The Company will use its reasonable best efforts to cause the shares that are the subject of the demand to be registered and thereafter to maintain an effective registration.

(b) Anticipatory Demand

The Holder shall be entitled, at any time and from time to time, to make a written demand that the Company prepare and file with the SEC a Registration Statement on Form S-3 (or, if Form S-3 is not then available to the Company, on such form of registration statement as is then available to effect a registration for resale of the Registrable Securities), in anticipation of the exercise or conversion of some or all of the Warrants, covering the issuance to the Holder of some or all of the Registrable Securities, and the Company shall, as soon as possible, but in any event no later than the Filing Deadline, file said Registration Statement with the SEC. The Holder shall specify the number and type (if applicable) of Registrable Securities that it intends to have issued to it by the Company upon exercise or conversion (and the date on which it intends to so exercise or convert all or part of the Warrant) and the number and type (if applicable) of Registrable Securities that it wishes for the Company to have registered, and the Holder shall note any jurisdictions in which it may wish to sell or offer to sell the Registrable Securities for purposes of determining “blue sky” compliance. The Company shall have no obligation to file such an anticipatory registration statement pursuant to this Registration Rights Agreement more than two (2) times per calendar year; but in no event will Lilly be entitled to more than 10 registrations per the provisions of this Section during the term of the Agreement. The Company shall use its reasonable best efforts to obtain from each person who has piggyback registration rights a waiver of those rights with respect to such Registration Statement.

The Company shall provide a copy of the proposed Registration Statement to the Holder at least five days before the date on which the Company intends to and does in fact file the Registration Statement, and the Holder shall have the right to cause the Company to revise solely such portions of the Registration Statement as discuss the Holder, and the Holder shall in no way have the right to revise any other portions of the Registration Statement.

The Company will use its reasonable best efforts to cause the shares that are the subject of the demand to be registered and thereafter to maintain an effective registration

(c) Blue Sky Registration or Exemption

Upon receipt of a demand as set forth in Section 2(a) or Section 2(b), the Company shall use its reasonable best efforts to file the Registration Statement or otherwise to register the designated Registrable Securities, or to qualify the Registrable Securities for exemption, under the “blue sky” laws of all relevant jurisdictions in which the Registrable Securities will or may be sold within the Filing Deadline.

(d) Expenses.

The Company will pay all expenses associated with each registration, including filing and printing fees, counsel and accounting fees and expenses, costs associated with clearing the Registrable Securities for sale under applicable federal and state securities laws and listing fees, but excluding the fees and disbursements of more than one law firm serving as counsel to the Holder and discounts, commissions, fees of underwriters, selling brokers, dealer managers or similar securities industry professionals with respect to the Registrable Securities being sold.

(e) Effectiveness.

(i) The Company shall use its reasonable best efforts to have the Registration Statement declared effective by the SEC and by applicable state authorities as soon as possible, but in any event not later than the earlier to occur of (y) 120 days after the date of filing of such Registration Statement, or (z) five (5) Business Days following the Company’s receipt of a no-review letter from the SEC and/or the applicable state authorities relating to the Registration Statement, as applicable; provided, however, if the Registration Statement is not declared effective within the time period set forth above, the Company shall continue to use its reasonable best efforts to have the Registration Statement declared effective as soon as possible thereafter.

(ii) For not more than fifteen (15) consecutive days or for a total of not more than thirty (30) days in any twelve (12) month period, the Company may delay the disclosure of material non-public information concerning the Company by terminating or suspending effectiveness of any registration contemplated by this Section 2 containing such information, the disclosure of which at the time is not, in the good faith opinion of the Company, in the best interests of the Company (an “Allowed Delay”); provided, that the Company shall promptly (a) notify the Holder in writing of the existence of material non-public information giving rise to an Allowed Delay, and (b) advise the Holder in writing to cease all sales under the Registration Statement until the end of the Allowed Delay.

(f) Underwritten Offering.

If any offering pursuant to a Registration Statement filed pursuant to Section 2(a) or Section 2(b) hereof involves an underwritten offering, the Holder shall have the right to select an investment banker and manager to administer the offering, which investment banker or manager shall be reasonably satisfactory to the Company.

(g) Piggyback Rights

If at any time prior to the expiration of the Registration Period (as hereinafter defined) the Company shall determine to file with the SEC a Registration Statement relating to an offering for its own account or the account of others under the 1933 Act of any of its equity securities (other than on Form S-4 or Form S-8 or their then equivalents relating to equity securities to be issued solely in connection with any acquisition of any entity or business or equity securities issuable in connection with stock option or other employee benefit plans), the Company shall send to the Holder written notice of such determination and, if within fifteen (15) days after the date of such notice, the Holder shall so request in writing, the Company shall include in such Registration Statement all or any part of the Registrable Securities that the Holder requests to be registered, except that if, in connection with any underwritten public offering for the account of the Company the managing underwriter(s) thereof shall impose a limitation on the number of shares of Common Stock which may be included in the Registration Statement because, in such underwriter(s)’ judgment, marketing or other factors dictate such limitation is necessary to facilitate public distribution, then the Company shall be obligated to include in such Registration Statement only such limited portion of the Registrable Securities with respect to which the Holder has requested inclusion hereunder as the underwriter shall permit. The Company shall not exclude any of the Holder’s Registrable Securities unless the Company has first excluded all outstanding securities, the holders of which are not entitled to inclusion of such securities in such Registration Statement or are not entitled to pro rata inclusion with the Registrable Securities; and provided, however, that, after giving effect to the immediately preceding sentence, any exclusion of Registrable Securities shall be made pro rata with holders of other securities having the right to include such securities in the Registration Statement other than holders of securities entitled to inclusion of their securities in such Registration Statement by reason of demand registration rights. No right to registration of Registrable Securities under this Section 2(d) shall be construed to limit the number of or the right to demand any registration required under Section 2(a) or 2(b) hereof. If an offering in connection with which the Holder is entitled to registration under this Section 2(g) is an underwritten offering, then each investor whose Registrable Securities are included in such Registration Statement shall, unless otherwise agreed by the Company, offer and sell such Registrable Securities in an underwritten offering using the same underwriter or underwriters and, subject to the provisions of this Agreement, on the same terms and conditions as other shares of Common Stock included in such underwritten offering.

3. Company Obligations.

The Company will use its reasonable best efforts to effect the registration of the Registrable Securities in accordance with the terms hereof, and pursuant thereto the Company will, as expeditiously as possible:

(a) use its reasonable best efforts to cause such Registration Statement to become effective and to remain continuously effective for a period that will terminate upon the date on which all Registrable Securities, covered by such Registration Statement, as amended from time to time, have been sold;

(b) use its reasonable best efforts to prepare and file with the SEC such amendments and post-effective amendments to the Registration Statement and the Prospectus as may be necessary to keep the Registration Statement effective for the period specified in Section 3(a) and to comply with the provisions of the 1933 Act and the 1934 Act with respect to the distribution of all Registrable Securities, provided however that the Company shall provide to the Holder for review and revision all such Registration Statements no later than five Business Days before filing for the Holder to revise solely those sections of the Registration Statement that discuss the Holder;

(c) furnish to the Holder and their legal counsel (i) promptly after the same is prepared and publicly distributed, filed with the SEC, or received by the Company (but not later than two (2) Business Days after the filing date, receipt date or sending date, as the case may be), at least five (5) copies of any Registration Statement and any amendment thereto, each preliminary prospectus and Prospectus and each amendment or supplement thereto, and each letter written by or on behalf of the Company to the SEC or the staff of the SEC, and each item of correspondence from the SEC or the staff of the SEC, in each case relating to such Registration Statement (other than any portion thereof which contains information for which the Company has sought confidential treatment), and (ii) such number of copies of a Prospectus, including a preliminary prospectus, and all amendments and supplements thereto and such other documents as the Holder may reasonably request in order to facilitate the disposition of the Registrable Securities owned by the Holder;

(d) in the event the Holder selects an underwriter for an offering, the Company shall enter into and perform its reasonable obligations under an underwriting agreement, in usual and customary form, including, without limitation, customary indemnification and contribution obligations, with the underwriter of such offering;

(e) if required by the underwriter, the Company shall furnish, on the effective date of the Registration Statement (i) an opinion, dated as of such date, from independent legal counsel representing the Company for purposes of such Registration Statement, in form, scope and substance as is customarily given in an underwritten public offering, addressed to the underwriter and (ii) a letter, dated such date, from the Company’s independent certified public accountants in form and substance as is customarily given by independent certified public accountants to underwriters in an underwritten public offering, addressed to the underwriter and the Holder;

(f) use its reasonable best efforts to prevent the issuance of any stop order or other suspension of effectiveness and, if such order is issued, use its reasonable best efforts to obtain the withdrawal of any such order at the earliest possible moment;

(g) prior to any public offering of Registrable Securities, use its reasonable best efforts to register or qualify or cooperate with the Holder and their counsel in connection with the registration or qualification of such Registrable Securities for offer and sale under the securities or blue sky laws of such jurisdictions reasonably requested by the Holder and do any and all other reasonable acts or things necessary or advisable to enable the distribution in such jurisdictions of the Registrable Securities covered by the Registration Statement;

(h) use its reasonable best efforts to cause all Registrable Securities covered by a Registration Statement to be listed on each securities exchange, interdealer quotation system or other market on which similar securities issued by the Company are then listed;

(i) immediately notify the Holder, at any time when a Prospectus relating to the Registrable Securities is required to be delivered under the 1933 Act, upon discovery that, or upon the happening of any event as a result of which, the Prospectus included in such Registration Statement, as then in effect, includes an untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances then existing, and at the request of the Holder, promptly prepare and furnish to the Holder a reasonable number of copies of a supplement to or an amendment of such Prospectus as may be necessary so that, as thereafter delivered to the purchasers of such Registrable Securities, such Prospectus shall not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances then existing; and

(j) otherwise use its reasonable best efforts to comply with all applicable rules and regulations of the SEC under the 1933 Act and the 1934 Act and take such other actions as may be reasonably necessary to facilitate the registration of the Registrable Securities hereunder; and make available to its security holders, as soon as reasonably practicable, but not later than the Availability Date (as defined below), an earnings statement covering a period of at least twelve (12) months, beginning after the effective date of each Registration Statement, which earnings statement shall satisfy the provisions of Section 11(a) of the 1933 Act (for the purpose of this subsection 3(k), “Availability Date” means the 45th day following the end of the fourth fiscal quarter that includes the effective date of such Registration Statement, except that, if such fourth fiscal quarter is the last quarter of the Company’s fiscal year, “Availability Date” means the 90th day after the end of such fourth fiscal quarter).

4. Due Diligence Review; Information.

The Company shall make available, during normal business hours, for inspection and review by the Holder, advisors to and representatives of the Holder (who may or may not be affiliated with the Holder), and any underwriter participating in any disposition of Common Stock on behalf of the Holder pursuant to a Registration Statement or amendments or supplements thereto or any blue sky, NASD or other filing, all financial and other records, all filings with the SEC, and all other corporate documents and properties of the Company as may be reasonably necessary for the purpose of such review, and cause the Company’s officers, directors and employees, within a reasonable time period, to supply all such information reasonably requested by the Holder or any such representative, advisor or underwriter in connection with such Registration Statement (including, without limitation, in response to all questions and other inquiries reasonably made or submitted by any of them), prior to and from time to time after the filing and effectiveness of the Registration Statement for the sole purpose of enabling the Holder and such representatives, advisors and underwriters and their respective accountants and attorneys to conduct initial and ongoing due diligence with respect to the Company and the accuracy of such Registration Statement; provided, however, that to the extent review of such information set forth in this paragraph would require disclosure to Lilly of competitive information that Antares considers confidential, then Lilly is entitled to designate a third party to review such information and Lilly would not in such circumstance have access to such information.

Notwithstanding the foregoing, or anything else in this Registration Rights Agreement, the Company shall not disclose material nonpublic information to the Holder, or to advisors to or representatives of the Holder, unless prior to disclosure of such information the Company identifies such information as being material nonpublic information and provides the Holder, such advisors and representatives with the opportunity to accept or refuse to accept such material nonpublic information for review.

5. Obligations of the Holder.

(a) The Holder shall furnish in writing to the Company such information regarding itself, the Registrable Securities held by it and the intended method of disposition of the Registrable Securities held by it, as shall be reasonably required to effect the registration of such Registrable Securities and shall execute such documents in connection with such registration as the Company may reasonably request. At least fifteen (15) Business Days prior to the first anticipated filing date of any applicable Registration Statement, the Company shall notify the Holder of the information the Company requires from the Holder. The Holder shall provide such information to the Company at least five (5) Business Days prior to the first anticipated filing date of such Registration Statement. For purposes of the first sentence of this Section 3(a), the methods of distribution to be specified by the Holder shall include, without limitation, the sale of the Registrable Securities through (i) options transactions relating to the Registrable Securities, whether such options are listed on an options exchange or otherwise, or (ii) short sales of the Registrable Securities. The Registration Statement shall also provide that, for purposes of the distribution of the Registrable Securities, the Holder may (i) enter into hedging transactions with broker-dealers or other financial institutions, which may in turn engage in short sales of the Registrable Securities and deliver the Registrable Securities to close out their short positions or (ii) loan or pledge the Registrable Securities to broker-dealers or other financial institutions, which in turn may sell the Registrable Securities.

(b) The Holder, by its acceptance of the Registrable Securities, agrees to cooperate with the Company as reasonably requested by the Company in connection with the preparation and filing of a Registration Statement hereunder, unless the Holder has notified the Company in writing of its election to exclude some or all of its Registrable Securities from such Registration Statement.

(c) In the event the Company, at the request of the Holder, determines to engage the services of an underwriter to sell or facilitate the sale of the Holder’s Registrable Securities, the Holder agrees to enter into and perform its obligations under an underwriting agreement, in usual and customary form, including, without limitation, customary indemnification and contribution obligations, with the managing underwriter of such offering and to take such other actions as are reasonably required in order to expedite or facilitate the dispositions of the Registrable Securities.

(d) The Holder agrees that, upon receipt of any notice from the Company of the happening of any event rendering a Registration Statement no longer effective, the Holder will immediately discontinue disposition of Registrable Securities pursuant to the Registration Statement covering such Registrable Securities, until the Holder’s receipt of the copies of the supplemented or amended Prospectus filed with the SEC and declared effective and, if so directed by the Company, the Holder shall deliver to the Company (at the expense of the Company) or destroy (and deliver to the Company a certificate of destruction) all copies in the Holder’s possession of the Prospectus covering the Registrable Securities current at the time of receipt of such notice.

6. Indemnification.

(a) Indemnification by the Company.

The Company will indemnify and hold harmless the Holder and its respective Affiliates, officers, directors, members, employees and agents, successors and assigns, against any losses, claims, damages or liabilities, joint or several, to which such seller, officer, director, member, or controlling person may become subject under the 1933 Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon: (i) any untrue statement or alleged untrue statement of any material fact contained in any Registration Statement, any preliminary prospectus or final prospectus contained therein, or any amendment or supplement thereof; (ii) any blue sky application or other document executed by the Company specifically for that purpose or based upon written information furnished by the Company filed in any state or other jurisdiction in order to qualify any or all of the Registrable Securities under the securities laws thereof; (iii) the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading; (iv) any violation by the Company or its agents of any rule or regulation promulgated under the 1933 Act or the 1934 Act or any state securities law applicable to the Company or its agents and relating to action or inaction required of the Company in connection with this Agreement or with the registration of the Registrable Securities as set forth herein; provided, however, that the Company will not be liable in any such case if and to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission so made in conformity with information furnished in writing by the Holder or any such controlling person specifically for use in such Registration Statement or Prospectus.

(b) Indemnification by the Holder.

In connection with any registration pursuant to the terms of this Agreement, the Holder will furnish to the Company in writing such information as the Company reasonably requests concerning the Holder or the proposed manner of the Holder’s distribution for use in connection with any Registration Statement or Prospectus and agrees, severally but not jointly, to indemnify and hold harmless, to the fullest extent permitted by law, the Company, its Subsidiaries and its and their respective directors, officers, employees, shareholders and each person who controls the Company (within the meaning of the 1933 Act) against any losses, claims, damages, liabilities and expenses (including reasonable attorney fees) resulting from any untrue statement of a material fact or any omission of a material fact required to be stated in the Registration Statement or prospectus or preliminary prospectus or amendment or supplement thereto or necessary to make the statements therein not misleading, to the extent, but only to the extent, that such untrue statement or omission is contained in any information furnished in writing by the Holder to the Company specifically for inclusion in such Registration Statement or Prospectus or amendment or supplement thereto. In no event shall the liability of the Holder be greater in amount than the aggregate dollar amount of the proceeds (net of all expenses paid by the Holder and the amount of any damages the Holder has otherwise been required to pay by reason of such untrue statement or omission) received by the Holder upon the sale of the Registrable Securities included in the Registration Statement giving rise to such indemnification obligation.

(c) Conduct of Indemnification Proceedings.

Any person entitled to indemnification hereunder shall (i) give prompt notice to the indemnifying party of any claim with respect to which it seeks indemnification and (ii) permit such indemnifying party to assume the defense of such claim with counsel reasonably satisfactory to the indemnified party; provided that any person entitled to indemnification hereunder shall have the right to employ separate counsel and to participate in the defense of such claim, but the fees and expenses of such counsel shall be at the expense of such person unless (a) the indemnifying party has agreed to pay such fees or expenses, or (b) the indemnifying party shall have failed to assume the defense of such claim and employ counsel reasonably satisfactory to such person or (c) in the reasonable judgment of any such person, based upon advice of its counsel, a conflict of interest exists between such person and the indemnifying party with respect to such claims (in which case, if the person notifies the indemnifying party in writing that such person elects to employ separate counsel at the expense of the indemnifying party, the indemnifying party shall not have the right to assume the defense of such claim on behalf of such person); and provided, further, that the failure of any indemnified party to give notice as provided herein shall not relieve the indemnifying party of its obligations hereunder, except to the extent that such failure to give notice shall materially adversely affect the indemnifying party in the defense of any such claim or litigation. It is understood that the indemnifying party shall not, in connection with any proceeding in the same jurisdiction, be liable for fees or expenses of more than one separate firm of attorneys at any time for all such indemnified parties. No indemnifying party will, except with the consent of the indemnified party, consent to entry of any judgment or enter into any settlement that does not include as an unconditional term thereof the giving by the claimant or plaintiff to such indemnified party of a release from all liability in respect of such claim or litigation.

(d) Contribution. If for any reason the indemnification provided for in the preceding paragraphs (a) and (b) is unavailable to an indemnified party or insufficient to hold it harmless, other than as expressly specified therein, then the indemnifying party shall contribute to the amount paid or payable by the indemnified party as a result of such loss, claim, damage or liability in such proportion as is appropriate to reflect the relative fault of the indemnified party and the indemnifying party, as well as any other relevant equitable considerations. No person guilty of fraudulent misrepresentation within the meaning of Section 11(f) of the 1933 Act shall be entitled to contribution from any person not guilty of such fraudulent misrepresentation. In no event shall the contribution obligation by the Holder be greater in amount than the aggregate dollar amount of the proceeds (net of all expenses paid by such holder and the amount of any damages the Holder has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission) received by it upon the sale of the Registrable Securities giving rise to such contribution obligation.

7. Miscellaneous.

(a) Amendments and Waivers. This Agreement may be amended only by a writing signed by the parties hereto. The Company may take any action herein prohibited, or omit to perform any act herein required to be performed by it, only if the Company shall have obtained the written consent to such amendment, action or omission to act, from the Holder.

(b) Notices. All notices and other communications provided for or permitted hereunder shall be made as set forth in Section 20.5 of the License Agreement.

(c) Assignments and Transfers by the Holder. The provisions of this Agreement shall be binding upon and inure to the benefit of the Holder and its permitted respective successors and assigns. The Holder may transfer or assign, in whole or from time to time in part, to one or more persons, its rights hereunder in connection with the transfer of Registrable Securities by the Holder to such person or persons, provided that the Holder complies with all applicable laws thereto and provides written notice of assignment to the Company promptly after such assignment is effected.

(d) Assignments and Transfers by the Company. This Agreement may not be assigned by the Company without the prior written consent of the Holder.

(e) Benefits of the Agreement. The terms and conditions of this Agreement shall inure to the benefit of and be binding upon the respective permitted successors and assigns of the parties. Nothing in this Agreement, express or implied, is intended to confer upon any party other than the parties hereto or their respective successors and assigns any rights, remedies, obligations, or liabilities under or by reason of this Agreement, except as expressly provided in this Agreement.

(f) Counterparts; Faxes. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. This Agreement may also be executed via facsimile, which shall be deemed an original.

(g) Titles and Subtitles. The titles and subtitles used in this Agreement are used for convenience only and are not to be considered in construing or interpreting this Agreement.

(h) Severability. Any provision of this Agreement that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof but shall be interpreted as if it were written so as to be enforceable to the maximum extent permitted by applicable law, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction. To the extent permitted by applicable law, the parties hereby waive any provision of law which renders any provisions hereof prohibited or unenforceable in any respect.

(i) Further Assurances. The parties shall execute and deliver all such further instruments and documents and take all such other actions as may reasonably be required to carry out the transactions contemplated hereby and to evidence the fulfillment of the agreements herein contained.

(j) Entire Agreement. This Agreement is intended by the parties as a final expression of their agreement and intended to be a complete and exclusive statement of the agreement and understanding of the parties hereto in respect of the subject matter contained herein. This Agreement supersedes all prior agreements and understandings between the parties with respect to such subject matter.

(k) Applicable Law. This Agreement shall be governed by, and construed in accordance with, the laws of the State of Delaware without regard to principles of conflicts of law.

(l) Jury Trial Waiver. The Company and the Holder each hereby waives all right to trial by jury of any claim, action, proceeding or counterclaim brought against the other party of any issue related to the subject matter of this Registration Rights Agreement, of any dispute that arises under or relates to this Registration Rights Agreement, or of any claim of injury or damage of any and every kind whatsoever by one party against the other.

(m) Injunctive Relief. The Company agrees that remedies at law to the Holder in the event of any default or threatened default by the Company in the performance or compliance with any of the terms of this Registration Rights Agreement are not and will not be adequate and that such default or threatened default will result in irreparable harm to the Holder, and that, to the fullest extent permitted by law, such terms may be specifically enforced by a decree for the specific performance of any provision of this Registration Rights Agreement or by an injunction against a violation of any of the terms hereof. The provision of such equitable relief as contained in the first sentence of this section is not intended by the parties to be the exclusive remedy for the Holder, and such other remedies, including legal remedies, as may be appropriate to the situation, are and shall remain available to the Holder to pursue.

IN WITNESS WHEREOF, the parties have executed this Agreement or caused their duly authorized officers to execute this Agreement as of the date first above written.

The Company:		ANTARES PHARMA, INC.

	By:	/s/ Roger G. Harrison
Name: Roger G. Harrison
Title: Chief Executive Officer

The Holder:		Eli Lilly and Company

	By:	/s/ John C. Lechleiter
Name: John C. Lechleiter
Title: Executive Vice President

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